SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 27, 2005 (October 26, 2005)

Cogent Communications Group, Inc.

(Exact Name of Registrant as

Specified in Charter)

1-31227

(Commission File No.)

52-2337274

(IRS Employer

Identification No.)

Delaware

(State or Other Jurisdiction

of Incorporation)

1015 31st Street N.W.

Washington, DC 20007

(Address of Principal

Executive Offices)

(202) 295-4200

(Registrant’s telephone

number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 26, 2005 the Board of Directors of Cogent Communications Group, Inc. (“Company”) set the following parameters for compensation of non-management directors:

1)      $1,000 cash per in-person board meeting for each non-management director, effective from January 1, 2006, and

2)      7,500 shares per year to each non-management director, adjusted for partial year service, with 3,750 shares to be allocated to currently serving non-management directors (to be awarded in January, 2006).

No formal contract or compensatory plan was generated promulgating these director compensation terms.   The compensation is not deferrable.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COGENT COMMUNICATIONS GROUP, INC.

Date: October 27, 2005	By:	/s/David Schaeffer
David Schaeffer
Chief Executive Officer